                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2743

                             SCUDDER STRATEGIC INCOME FUND
                             -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Income Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5-year and 10-year periods shown for Class A and C shares and during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.48%	11.69%	8.31%	5.80%
Class B	3.53%	10.72%	7.35%	4.82%
Class C	3.58%	10.79%	7.51%	5.01%
Lehman Brothers Government/Credit Index+	.83%	4.16%	6.57%	6.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/05	$ 4.69	$ 4.69	$ 4.72
10/31/04	$ 4.76	$ 4.76	$ 4.79
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .28	$ .24	$ .24
October Income Dividend	$ .0235	$ .0199	$ .0201
SEC 30-day Yield as of 10/31/05++	5.10%	4.91%	4.44%
Current Annualized Distribution Rate as of 10/31/05++	6.01%	5.09%	5.11%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Multi-Sector Income Funds as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	30	of	107	28
3-Year	20	of	92	22
5-Year	28	of	83	34
10-Year	34	of	46	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Strategic Income Fund — Class A [] Lehman Brothers Government/Credit Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,978	$13,306	$14,232	$16,785
	Average annual total return	-.22%	9.99%	7.31%	5.32%
Class B	Growth of $10,000	$10,057	$13,373	$14,156	$16,017
	Average annual total return	.57%	10.17%	7.20%	4.82%
Class C	Growth of $10,000	$10,358	$13,600	$14,363	$16,308
	Average annual total return	3.58%	10.79%	7.51%	5.01%
Lehman Brothers Government/ Credit Index+	Growth of $10,000	$10,083	$11,301	$13,748	$18,502
	Average annual total return	.83%	4.16%	6.57%	6.35%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Strategic Income Fund	Life of Class*
Class S	.54%
Lehman Brothers Government/Credit Index+	.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/05	$ 4.69
2/1/05 (commencement of operations)	$ 4.88
Distribution Information: Nine Months: Income Dividends as of 10/31/05	$ .22
October Income Dividend	$ .0239
SEC 30-day Yield as of 10/31/05++	5.37%
Current Annualized Distribution Rate as of 10/31/05++	6.12%

* Class S commenced operations on February 1, 2005. Index returns begin January 31, 2005.

+ The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,014.80	$ 1,010.40	$ 1,010.50	$ 1,015.60
Expenses Paid per $1,000*	$ 6.30	$ 10.24	$ 10.64	$ 5.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,018.95	$ 1,015.02	$ 1,014.62	$ 1,020.11
Expenses Paid per $1,000*	$ 6.31	$ 10.26	$ 10.66	$ 5.14

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder Strategic Income Fund	1.24%	2.02%	2.10%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund in 2002.

Head of High Yield.

Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

BA, University of Vermont.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior Mortgage Backed Portfolio Manager: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Manager Andrew P. Cestone discusses market conditions and investment strategy during Scudder Strategic Income Fund's most recent annual period ended October 31, 2005.

Q:  How did the fund perform over the twelve-month period ended October 31?

A:  For the 12-month period ended October 31, 2005, the fund's Class A shares provided a positive 4.48% total return, compared with the 0.83% total return of the fund's benchmark, the unmanaged Lehman Brothers Government/Credit Bond Index.1 (Returns are unadjusted for sales charges. If sales charges had been included returns would have lower. Past performance is no guarantee of future results. Please see page 3 through 5 for performance of other share classes and more complete performance information.) The fund also outperformed the 3.53% median return of its peers in the Lipper Multi-Sector Income Funds category.2

1 The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. It is not possible to invest directly in the Lipper category.

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  The past 12 months were somewhat favorable for fixed-income investing. Long-term interest rates and prices of long-term bonds remained relatively stable in the face of continued action by the US Federal Reserve Board (the Fed) to increase short-term rates. For the period, the so-called spread sectors — which trade at a yield advantage versus US Treasury bonds — outperformed the 10-year US Treasury bond, as the ongoing economic recovery and strengthening of global demand supported high yield and emerging markets issuers. Emerging markets were additionally supported by high oil prices and a generally stable political backdrop. However, as the period progressed, the Fed's tightening action made the "carry trade" less profitable for both high-yield and emerging-markets investors.3

3 The carry trade is accomplished when investors borrow short-term and invest longer-term in fixed-income instruments such as emerging-markets bonds to capture higher yields.

Q:  How did the fund's sector allocations and country selection affect performance?

A:  The fund had overweight exposure to both high-yield and emerging-markets bonds, and this positioning helped performance during the period. As the period progressed and spreads on high yield issues narrowed, we gradually lowered our exposure to this sector. This more defensive posture helped to reduce the impact on the fund as late period performance of this market weakened relative to earlier period returns. Among the fund's holdings of sovereign debt, our overweight exposure in German government bonds helped performance. In the US portion of the fund, we were positioned somewhat more conservatively than the overall market with respect to the duration and interest-rate sensitivity of fund holdings, which held back performance to a degree.

Q:  Will you comment on developments in the emerging markets over the period?

A:  In general, the emerging markets were well behaved over the period. The middle of the period saw an election crisis in the Ukraine, which was eventually resolved peacefully and to the satisfaction of the international community. Importantly, during the period of uncertainty this situation created, the debt of other emerging markets did not respond negatively, a sign of the overall health and maturity of this sector. Turkey has benefited for some time from the perception that it has made substantial progress toward eventually joining the European Economic Union. However, the outlook in this regard wavered over the period and created substantial volatility for Turkish issues, with some carryover to other emerging markets. Russia and several other emerging-markets countries continue to benefit from crude oil prices that are hovering near historic highs.

Q:  Where else is the fund invested?

A:  In addition to the high-yield and emerging-markets sectors, a significant portion of the portfolio is invested in high-quality sovereign bonds. These, of course, include US Treasury bonds, as well as debt of the United Kingdom, countries within the European Union and yen-denominated bonds. This means that the fund is invested both in the high-quality debt issued by governments and provinces of the major industrialized countries, and that of lower-quality corporate and emerging-markets issuers, but holds no investment-grade corporate bonds. We "barbell" the fund's credit exposure in this way to make it easier for us to distinguish between the fund's levels of credit risk and interest rate risk, and to manage both types of risk.

Q:  How did the fund's currency stance influence performance?

A:  On average, approximately 12% of the portfolio was invested in non-dollar assets in the period. The dollar had fallen sharply just prior to the beginning of the annual period as concerns rose over the United States' continued need for heavy capital flows from around the world to finance its debt. However, the Fed's increases in short-term US interest rates and the continued higher growth rates experienced by the United States versus Europe and Japan appear to have placed a floor under the dollar for the time being. As a result, the US dollar appreciated in the second half of the period, and our non-dollar exposure was essentially a neutral factor with respect to performance.

Q:  What is your current assessment of the fixed-income environment?

A:  We believe there is more reason to be concerned about inflation than there was at the beginning of the period, mainly because of continued high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. As a result, we do expect long-term interest rates in the United States to eventually rise, and we remain positioned somewhat conservatively with respect to the fund's duration and interest rate exposure in the United States. Still, the underlying economic environment is stable, the Fed appears to be moving steadily to a neutral monetary policy, and US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

The yield advantage provided by both high-yield and emerging-markets issues has been relatively narrow measured by their historical long-term average. We anticipate that the fund will maintain a slightly higher overall credit quality, with exposure to high yield and emerging markets issues somewhat lower than in the early part of the period.

Going forward, we will continue to monitor the global economy and the statements of the world's central banks, as well as the relative value provided by sovereign, emerging markets and high yield issuers. We believe that Scudder Strategic Income Fund remains an attractive vehicle for investors seeking high current return from a broad-based, actively managed portfolio of bonds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Corporate Bonds	38%	42%
Foreign Bonds — US$ Denominated	27%	23%
Foreign Currency Bonds	22%	22%
US Treasury Obligations	10%	8%
Cash Equivalents	3%	1%
Other	—	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/05	10/31/04

AAA*	24%	22%
AA	4%	9%
A	7%	6%
BBB	5%	6%
BB	14%	18%
B	28%	31%
CCC and CC	12%	8%
Not Rated	6%	—
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	10/31/05	10/31/04

Average maturity	7.7 years	7.5 years
Average duration	5.6 years	5.2 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 36.8%
Consumer Discretionary 8.7%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	390,000	373,425
Adesa, Inc., 7.625%, 6/15/2012	135,000	135,675
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	755,000	653,075
Amscan Holdings, Inc., 8.75%, 5/1/2014	90,000	72,000
AutoNation, Inc., 9.0%, 8/1/2008	375,000	405,000
Aztar Corp., 7.875%, 6/15/2014 (b)	870,000	896,100
Cablevision Systems Corp. New York Group, Series B, 8.716%**, 4/1/2009	235,000	240,288
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	255,000	274,125
9.375%, 2/15/2007	230,000	239,775
Charter Communications Holdings LLC:
9.625%, 11/15/2009 (b)	80,000	66,000
10.25%, 9/15/2010	1,435,000	1,438,587
144A, 11.0%, 10/1/2015	1,067,000	965,635
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	630,000	472,500
CSC Holdings, Inc.:
7.25%, 7/15/2008	210,000	212,100
7.875%, 12/15/2007	745,000	763,625
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,075,000	2,422,562
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	550,000	466,125
EchoStar DBS Corp., 6.625%, 10/1/2014	215,000	208,550
Foot Locker, Inc., 8.5%, 1/15/2022	385,000	416,281
Ford Motor Co., 7.45%, 7/16/2031 (b)	305,000	224,175
General Motors Corp., 8.25%, 7/15/2023 (b)	105,000	77,438
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	20,000	19,300
144A, Series AI, 12.75%, 3/1/2011	20,000	22,100
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	230,000	223,675
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (b)	255,000	204,319
ITT Corp., 7.375%, 11/15/2015	225,000	238,500
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	1,440,000	1,526,400
Levi Strauss & Co.:
8.804%**, 4/1/2012 (b)	340,000	337,450
12.25%, 12/15/2012	210,000	230,475
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	20,000	18,042
7.875%, 7/15/2009	20,000	20,924
8.5%, 7/15/2029	50,000	47,673
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	160,000	170,400
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	270,000	248,400
Mediacom LLC, 9.5%, 1/15/2013 (b)	135,000	131,963
MGM MIRAGE:
8.375%, 2/1/2011 (b)	785,000	830,137
9.75%, 6/1/2007	415,000	435,750
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	185,000	194,713
NCL Corp., 144A, 11.625%, 7/15/2014	405,000	416,137
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	830,000	581,000
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	215,000	210,163
10.75%, 7/15/2008	205,000	200,388
Petro Stopping Centers, 9.0%, 2/15/2012	730,000	713,575
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	800,000	819,000
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	615,000	541,200
PRIMEDIA, Inc.:
8.875%, 5/15/2011	285,000	277,875
9.165%**, 5/15/2010	805,000	807,012
Renaissance Media Group LLC, 10.0%, 4/15/2008	410,000	404,875
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	830,000	924,412
Schuler Homes, Inc., 10.5%, 7/15/2011	645,000	696,600
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,100,000	539,000
7.875%, 1/15/2014 (b)	85,000	75,013
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	740,000	760,350
8.75%, 12/15/2011	885,000	929,250
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013 (b)	860,000	813,775
Toys "R" Us, Inc., 7.375%, 10/15/2018	375,000	266,250
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	1,510,000	1,462,812
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	1,080,000	1,206,900
11.75%, 2/15/2013 EUR	155,000	215,481
United Auto Group, Inc., 9.625%, 3/15/2012	665,000	690,769
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	210,000	219,975
Williams Scotsman, Inc., 144A, 8.5%, 10/1/2015	330,000	334,950
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,103,778	1,153,448
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	820,000	725,700
10.0%, 3/1/2011 (b)	180,000	167,400
		32,076,572
Consumer Staples 1.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	263,000	268,917
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	530,000	445,200
144A, 12.75%, 11/15/2012 (b)	150,000	120,000
Del Laboratories, Inc.:
8.0%, 2/1/2012 (b)	275,000	206,250
144A, 9.23%**, 11/1/2011	290,000	289,275
GNC Corp., 8.5%, 12/1/2010 (b)	75,000	62,813
North Atlantic Trading Co., 9.25%, 3/1/2012	1,320,000	976,800
Swift & Co.:
10.125%, 10/1/2009	580,000	611,900
12.5%, 1/1/2010	230,000	244,375
Viskase Co., Inc., 11.5%, 6/15/2011	660,000	709,500
		3,935,030
Energy 2.7%
Belden & Blake Corp., 8.75%, 7/15/2012	755,000	777,650
Chesapeake Energy Corp.:
144A, 6.5%, 8/15/2017	315,000	311,850
6.875%, 1/15/2016	380,000	384,750
CITGO Petroleum Corp., 6.0%, 10/15/2011	650,000	682,500
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	180,000	172,350
7.125%, 5/15/2018 (b)	290,000	255,200
7.625%, 10/15/2026	170,000	149,600
8.75%, 2/15/2012 (b)	85,000	89,888
144A, 9.875%, 7/15/2010	1,165,000	1,252,375
El Paso Production Holding Corp., 7.75%, 6/1/2013	440,000	453,200
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	710,000	707,338
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	710,000	617,700
Pogo Producing Co., 144A, 6.875%, 10/1/2017	130,000	128,700
Sonat, Inc., 7.0%, 2/1/2018	90,000	84,825
Southern Natural Gas, 8.875%, 3/15/2010	645,000	692,231
Stone Energy Corp.:
6.75%, 12/15/2014	325,000	308,750
8.25%, 12/15/2011	830,000	863,200
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	1,355,000	1,463,400
8.75%, 3/15/2032	360,000	415,350
		9,810,857
Financials 6.9%
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	635,000	492,125
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	85,000	88,188
11.0%, 7/31/2010	220,000	243,650
12.0%, 7/31/2009	306,000	335,070
AmeriCredit Corp., 9.25%, 5/1/2009	1,415,000	1,468,062
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	225,000	210,375
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	235,000	135,543
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	500,000	492,500
8.0%, 6/15/2011	390,000	395,850
Ford Motor Credit Co.:
6.5%, 1/25/2007	75,000	74,110
7.25%, 10/25/2011	1,970,000	1,836,014
7.375%, 10/28/2009	1,750,000	1,669,806
General Motors Acceptance Corp.:
4.67%**, 3/20/2007 (b)	705,000	693,294
6.875%, 9/15/2011	425,000	412,088
8.0%, 11/1/2031 (b)	4,865,000	5,022,339
H&E Equipment/Finance, 11.125%, 6/15/2012	640,000	708,800
Poster Financial Group, Inc., 8.75%, 12/1/2011	695,000	708,900
PXRE Capital Trust I, 8.85%, 2/1/2027	445,000	436,100
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	635,000	711,200
Radnor Holdings Corp., 11.0%, 3/15/2010	585,000	456,300
Rafaella Apparel Group, Inc., 144A, 11.25%, 6/15/2011	140,000	133,000
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	5,750,000	6,360,656
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	575,000	471,500
Triad Acquisition, 144A, 11.125%, 5/1/2013	295,000	296,475
UGS Corp., 10.0%, 6/1/2012	570,000	622,725
Universal City Development, 11.75%, 4/1/2010	950,000	1,065,188
		25,539,858
Health Care 0.7%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	70,000	72,800
Eszopiclone Royalty Subordinated LLC, 12.0%, 3/15/2014	295,000	295,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	1,125,000	1,099,687
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	160,000	152,400
Series B, 9.875%, 11/1/2011 (b)	215,000	161,788
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	1,045,000	990,138
		2,771,813
Industrials 5.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	1,056,000	1,100,880
Allied Security Escrow Corp., 11.375%, 7/15/2011	605,000	577,368
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	860,000	801,950
Series B, 9.25%, 9/1/2012	803,000	865,514
American Color Graphics, 10.0%, 6/15/2010	600,000	397,500
Avondale Mills, Inc., 144A, 8.75%**, 7/1/2012	305,000	298,900
Bear Creek Corp., 144A, 8.87%**, 3/1/2012	165,000	166,650
Beazer Homes USA, Inc.:
144A, 6.875%, 7/15/2015	40,000	36,700
8.375%, 4/15/2012	465,000	474,881
8.625%, 5/15/2011	495,000	509,850
Browning-Ferris Industries:
7.4%, 9/15/2035	790,000	687,300
9.25%, 5/1/2021	190,000	191,188
Case New Holland, Inc., 9.25%, 8/1/2011	710,000	747,275
Cenveo Corp., 7.875%, 12/1/2013 (b)	500,000	462,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	600,000	561,000
Columbus McKinnon Corp., 10.0%, 8/1/2010	370,000	407,000
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	185,000	170,200
144A, 10.5%, 7/1/2013	500,000	455,000
Congoleum Corp., 8.625%, 8/1/2008*	375,000	382,500
Cornell Companies, Inc., 10.75%, 7/1/2012	365,000	371,388
Dana Corp., 7.0%, 3/1/2029 (b)	640,000	473,600
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,010,000	1,074,388
K. Hovnanian Enterprises, Inc.:
144A, 6.25%, 1/15/2016	480,000	428,281
8.875%, 4/1/2012	725,000	754,000
Kansas City Southern, 9.5%, 10/1/2008	1,175,000	1,271,937
Kinetek, Inc., Series D, 10.75%, 11/15/2006	865,000	830,400
Metaldyne Corp., 144A, 11.0%, 11/1/2013 (b)	205,000	184,500
Millennium America, Inc., 9.25%, 6/15/2008	1,025,000	1,099,312
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	530,000	583,000
Ship Finance International Ltd., 8.5%, 12/15/2013	465,000	443,494
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	220,000	194,150
10.375%, 7/1/2012	900,000	904,500
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	360,000	400,500
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	725,000	667,000
Xerox Capital Trust I, 8.0%, 2/1/2027	365,000	375,950
		19,350,556
Information Technology 1.4%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	80,000	81,800
10.5%, 6/15/2011	537,000	571,905
Eschelon Operating Co., 8.375%, 3/15/2010	370,000	344,100
L-3 Communications Corp., 144A, 6.375%, 10/15/2015	225,000	222,188
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,085,000	927,675
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	760,000	710,600
10.375%, 1/15/2010	964,000	1,055,580
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	345,000	296,700
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	630,000	624,487
Viasystems, Inc., 10.5%, 1/15/2011	165,000	157,575
		4,992,610
Materials 4.5%
ARCO Chemical Co., 9.8%, 2/1/2020	1,555,000	1,733,825
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	955,000	448,850
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	1,095,000	1,073,100
Constar International, Inc.:
7.165%**, 2/15/2012 (b)	255,000	233,325
11.0%, 12/1/2012 (b)	210,000	119,700
Dayton Superior Corp.:
10.75%, 9/15/2008	425,000	412,250
13.0%, 6/15/2009 (b)	610,000	422,425
Edgen Acquisition Corp., 9.875%, 2/1/2011	210,000	210,000
GEO Specialty Chemicals, Inc., 12.004%**, 12/31/2009	752,000	704,060
Georgia-Pacific Corp.:
8.0%, 1/15/2024	990,000	1,054,350
9.375%, 2/1/2013	770,000	848,925
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	670,000	743,700
Huntsman LLC, 11.625%, 10/15/2010	877,000	993,202
IMC Global, Inc.:
7.375%, 8/1/2018	160,000	162,400
10.875%, 8/1/2013	792,000	918,720
Intermet Corp., 9.75%, 6/15/2009* (b)	75,000	24,750
International Steel Group, Inc., 6.5%, 4/15/2014	320,000	314,400
MMI Products, Inc., Series B, 11.25%, 4/15/2007	575,000	531,875
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	1,110,000	1,226,550
144A, 13.0%, 9/30/2013	433,070	434,153
NewPage Corp., 10.51%**, 5/1/2012	435,000	400,200
Omnova Solutions, Inc., 11.25%, 6/1/2010	935,000	986,425
Oregon Steel Mills, Inc., 10.0%, 7/15/2009 (b)	260,000	278,850
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	817,833	69,516
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	445,000	289,250
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	102,000	109,140
TriMas Corp., 9.875%, 6/15/2012	1,135,000	919,350
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	330,000	287,100
United States Steel Corp., 9.75%, 5/15/2010 (b)	727,000	792,430
		16,742,826
Telecommunication Services 2.8%
AirGate PCS, Inc., 7.9%**, 10/15/2011	240,000	246,000
American Cellular Corp., Series B, 10.0%, 8/1/2011	245,000	264,600
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	610,000	635,925
8.375%, 1/15/2014 (b)	660,000	641,850
Dobson Communications Corp., 8.875%, 10/1/2013	30,000	29,325
Insight Midwest LP, 9.75%, 10/1/2009	235,000	242,050
LCI International, Inc., 7.25%, 6/15/2007	610,000	602,375
Level 3 Financing, Inc., 10.75%, 10/15/2011 (b)	100,000	85,000
MCI, Inc., 8.735%, 5/1/2014	1,375,000	1,522,812
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	2,195,000	2,323,313
Nextel Partners, Inc., 8.125%, 7/1/2011	400,000	427,000
Qwest Corp.:
144A, 7.12%**, 6/15/2013	170,000	179,350
7.25%, 9/15/2025	445,000	420,525
Qwest Services Corp.:
13.5%, 12/15/2010	1,295,000	1,479,537
14.0%, 12/15/2014	210,000	254,363
Rural Cellular Corp., 9.875%, 2/1/2010	20,000	20,800
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	187,000	168,768
Triton PCS, Inc., 8.5%, 6/1/2013	63,000	58,905
Ubiquitel Operating Co., 9.875%, 3/1/2011	225,000	245,813
US Unwired, Inc., Series B, 10.0%, 6/15/2012	455,000	517,562
		10,365,873
Utilities 2.8%
AES Corp., 144A, 8.75%, 5/15/2013	1,225,000	1,323,000
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (b)	1,510,000	1,668,550
Calpine Generating Co., 13.216%**, 4/1/2011	510,000	475,575
CMS Energy Corp.:
8.5%, 4/15/2011	645,000	704,663
9.875%, 10/15/2007	895,000	962,125
DPL, Inc., 6.875%, 9/1/2011	230,000	243,800
Mission Energy Holding Co., 13.5%, 7/15/2008	1,750,000	2,025,625
NorthWestern Corp., 5.875%, 11/1/2014	155,000	153,572
NRG Energy, Inc., 8.0%, 12/15/2013	1,018,000	1,109,620
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,680,000	1,848,000
		10,514,530
Total Corporate Bonds (Cost $140,976,930)		136,100,525

Foreign Bonds — US$ Denominated 26.2%
Consumer Discretionary 1.0%
Iesy Repository GmbH, 144A, 10.375%, 2/15/2015	150,000	155,625
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	945,000	1,037,137
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	620,000	667,275
Shaw Communications, Inc., 8.25%, 4/11/2010	800,000	862,000
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	725,000	576,375
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	405,000	360,450
		3,658,862
Energy 2.7%
Luscar Coal Ltd., 9.75%, 10/15/2011	700,000	754,250
OAO Gazprom, 144A, 9.625%, 3/1/2013	785,000	942,981
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	900,000	983,700
8.0%, 11/15/2011	1,100,000	1,229,800
9.5%, 9/15/2027	1,800,000	2,331,000
144A, 9.75%, 9/15/2027	500,000	646,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,870,027	2,066,380
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	700,000	857,780
Secunda International Ltd., 12.15%**, 9/1/2012	320,000	332,800
		10,144,691
Financials 0.5%
Conproca SA de CV, 12.0%, 6/16/2010	370,000	452,325
Doral Financial Corp., 5.004%**, 7/20/2007	720,000	644,805
Eircom Funding, 8.25%, 8/15/2013	395,000	425,613
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	350,000	232,750
		1,755,493
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010 (b)	430,000	443,438
Industrials 1.1%
CP Ships Ltd., 10.375%, 7/15/2012	580,000	655,400
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	515,000	558,775
10.25%, 6/15/2007	1,170,000	1,240,200
12.5%, 6/15/2012	430,000	496,650
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	435,000	498,075
LeGrand SA, 8.5%, 2/15/2025	345,000	410,550
Stena AB, 9.625%, 12/1/2012	150,000	162,000
		4,021,650
Materials 1.3%
Cascades, Inc., 7.25%, 2/15/2013	840,000	747,600
Crown Euro Holdings SA, 10.875%, 3/1/2013	65,000	76,537
ISPAT Inland ULC, 9.75%, 4/1/2014	637,000	719,810
Rhodia SA, 8.875%, 6/1/2011 (b)	1,230,000	1,162,350
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	15,000	15,938
Tembec Industries, Inc.:
8.5%, 2/1/2011 (b)	2,110,000	1,339,850
8.625%, 6/30/2009 (b)	1,315,000	887,625
		4,949,710
Sovereign Bonds 18.3%
AID-Egypt, 4.45%, 9/15/2015	4,800,000	4,643,975
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	2,750,000	3,519,010
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	2,250,000	2,233,125
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR Plus ..875%, Series 18 YR, 5.25%**, 4/15/2012	382,360	373,030
8.75%, 2/4/2025	800,000	818,000
8.875%, 10/14/2019 (b)	230,000	242,650
11.0%, 1/11/2012	1,400,000	1,666,000
11.0%, 8/17/2040	1,430,000	1,718,145
11.5%, 3/12/2008	700,000	785,750
14.5%, 10/15/2009	900,000	1,146,150
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	1,500,000	1,612,500
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	9,600
Province of Ontario, 2.65%, 12/15/2006 (b)	5,000,000	4,895,655
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	4,010,000	1,479,690
8.28%, 12/31/2033 (PIK) (b)	4,023,890	3,913,233
Republic of Bulgaria, 8.25%, 1/15/2015	2,080,000	2,490,176
Republic of Colombia:
8.125%, 5/21/2024	130,000	134,680
10.0%, 1/23/2012	900,000	1,059,750
10.75%, 1/15/2013	400,000	486,000
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	1,800,000	1,597,500
Republic of Indonesia, 7.25%, 4/20/2015	910,000	896,350
Republic of Panama, 9.375%, 1/16/2023	2,500,000	3,037,500
Republic of Peru, 9.875%, 2/6/2015	500,000	616,250
Republic of Philippines:
8.0%, 1/15/2016	1,500,000	1,503,750
8.375%, 2/15/2011	400,000	416,500
9.375%, 1/18/2017	1,100,000	1,204,500
9.5%, 10/21/2024	150,000	160,875
9.5%, 2/2/2030	900,000	949,500
9.875%, 1/15/2019	650,000	723,125
Republic of Turkey:
7.375%, 2/5/2025	900,000	891,000
8.0%, 2/14/2034	460,000	474,950
11.75%, 6/15/2010	2,100,000	2,577,750
12.375%, 6/15/2009	1,020,000	1,234,200
Republic of Uruguay, 9.25%, 5/17/2017	590,000	641,625
Republic of Venezuela:
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,200,000	1,200,000
7.65%, 4/21/2025	1,100,000	1,091,750
9.375%, 1/13/2034	1,300,000	1,511,900
10.75%, 9/19/2013	3,310,000	4,038,200
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	3,840,000	4,268,544
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	2,100,000	1,976,940
Series VII, 3.0%, 5/14/2011	1,600,000	1,394,720
United Mexican States:
Series A, 6.625%, 3/3/2015	1,170,000	1,249,560
Series A, 9.875%, 2/1/2010	600,000	705,600
		67,589,708
Telecommunication Services 1.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	530,000	502,175
Embratel, Series B, 11.0%, 12/15/2008	314,000	355,605
Global Crossing UK Finance, 10.75%, 12/15/2014	485,000	429,225
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	105,000	88,594
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	265,000	268,313
Millicom International Cellular SA, 10.0%, 12/1/2013	535,000	551,050
Mobifon Holdings BV, 12.5%, 7/31/2010	920,000	1,076,400
Nortel Networks Ltd., 6.125%, 2/15/2006	1,085,000	1,082,287
		4,353,649
Total Foreign Bonds — US$ Denominated (Cost $92,574,429)		96,917,201

Foreign Bonds — Non US$ Denominated 21.5%
Consumer Discretionary 0.2%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	330,000	393,511
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	70,000	79,487
		472,998
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	315,000	334,098
Energy 0.0%
Pemex Project Funding Master Trust, 6.375%, 8/5/2016 EUR	100,000	135,245
Sovereign Bonds 21.2%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	500,000	691,164
Federal Republic of Germany, Series 94, 6.25%, 1/4/2024 EUR	3,400,000	5,449,341
Federative Republic of Brazil, 8.5%, 9/24/2012 EUR	400,000	534,509
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	5,900,000	1,603,868
Kingdom of Spain, 6.0%, 1/31/2008 EUR	12,000,000	15,403,301
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	4,655,000	408,939
Series MI-20, 8.0%, 12/7/2023 MXN	1,400,000	116,304
Series M-20, 10.0%, 12/5/2024 MXN	15,200,000	1,519,829
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	7,889,056
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	4,146,377	1,719,207
7.82%, 12/31/2033 (PIK) EUR	58,427	67,396
Republic of Greece, 4.6%, 5/20/2013 EUR	17,250,000	22,304,076
Republic of Peru, 7.5%, 10/14/2014 EUR	200,000	274,445
Republic of Turkey, 20.0%, 10/17/2007 TRY	74	61
Republic of Uruguay, 10.5%, 10/20/2006 UYU	18,100,000	952,425
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	10,700,000	19,552,615
		78,486,536
Total Foreign Bonds — Non US$ Denominated (Cost $80,461,448)		79,428,877

Convertible Bond 0.3%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	730,000	722,700
144A, Series EURO, 7.5%, 9/25/2006	415,000	410,850
Total Convertible Bond (Cost $1,131,719)		1,133,550
	Shares	Value ($)

Preferred Stocks 0.1%
Paxson Communications Corp., 14.25% (PIK) (Cost $729,443)	76	518,890
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.4%
Kingdom of Morocco, Series A, 4.813%, 1/2/2009	329,000	327,355
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.809%**, 3/4/2010	1,056,923	1,055,866
Total Loan Participation (Cost $1,358,050)		1,383,221
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	40	0
DeCrane Aircraft Holdings, Inc., 144A*	2,740	0
TravelCenters of America, Inc.*	150	19
Total Warrants (Cost $629)		19
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	665,000	482,125
SpinCycle, Inc., (Common Stock Unit)	26,151	28,766
SpinCycle, Inc., "F" (Common Stock Unit)	184	202
Total Other Investments (Cost $620,507)		511,093
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	4,239	2,119
GEO Specialty Chemicals, Inc.*	10,608	47,736
GEO Specialty Chemicals, Inc., 144A*	966	4,347
IMPSAT Fiber Networks, Inc.*	16,939	122,300
Total Common Stocks (Cost $1,252,709)		176,502
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 9.6%
US Treasury Bonds:
5.375%, 2/15/2031 (b)	1,695,000	1,848,609
6.25%, 8/15/2023 (b)	6,400,000	7,469,248
7.25%, 5/15/2016 (b)	825,000	1,001,215
7.5%, 11/15/2016	4,355,000	5,404,111
12.0%, 8/15/2013 (b)	2,880,000	3,447,224
US Treasury Notes:
4.75%, 11/15/2008 (b) (c)	12,350,000	12,457,581
5.75%, 8/15/2010 (b) (c)	2,000,000	2,109,844
6.125%, 8/15/2007 (b) (c)	1,850,000	1,904,849
Total US Treasury Obligations (Cost $37,569,368)		35,642,681
	Shares	Value ($)

Securities Lending Collateral 15.3%
Scudder Daily Assets Fund Institutional, 3.89% (d) (e) (Cost $56,760,825)	56,760,825	56,760,825

Cash Equivalents 2.8%
Scudder Cash Management QP Trust, 3.83% (f) (Cost $10,531,153)	10,531,153	10,531,153
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $423,967,210)+	113.2	419,104,537
Other Assets and Liabilities, Net	(13.2)	(48,769,059)
Net Assets	100.0	370,335,478

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon (%)	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	375,000	USD	346,881	382,500
Grupo Iusacell SA de CV	10.0	7/15/2004	105,000	USD	64,164	88,594
Intermet Corp.	9.75	6/15/2009	75,000	USD	30,750	24,750
Oxford Automotive, Inc.	12.0	10/15/2010	817,833	USD	83,684	69,516
					$ 525,479	$ 565,360

+ The cost for federal income tax purposes was $428,489,011. At October 31, 2005, net unrealized depreciation for all securities based on tax cost was $9,384,474. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,159,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,544,320.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2005.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $55,677,614 which is 15.0% of net assets.

(c) At October 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

At October 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contract Amounts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canada Government	12/19/2005	289	28,370,787	27,776,886	(593,901)
10 Year Japanese Government Bond	12/9/2005	40	47,940,352	47,109,355	(830,997)
Total unrealized depreciation					(1,424,898)

At October 31, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contract Amounts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Germany Bond	12/8/2005	26	3,808,916	3,752,252	56,664
10 Year US Treasury Note	12/20/2005	433	48,021,045	46,960,203	1,060,842
UK Treasury Bond	12/28/2005	45	9,058,486	8,943,895	114,591
Total unrealized appreciation					1,232,097

At October 31, 2005, open credit default swap contract purchased was as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Net Unrealized Depreciation ($)
10/18/2005 12/20/2010	21,780,000+	Fixed — 3.95%	Dow Jones CDX High Yield 100	(251,257)

Counterparty:

+ JPMorgan Chase Bank

Currency Abbreviations
ARS	Argentine Peso	JPY	Japanese Yen	TRY	New Turkish Lira
EUR	Euro	MXN	Mexican Peso	UYU	Uruguayan Peso
GBP	British Pound	MYR	Malaysian Ringgit

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $356,675,232) including $55,677,614 of securities loaned	$ 351,812,559
Investment in Scudder Cash Management QP Trust (cost $10,531,153)	10,531,153
Investment in Scudder Daily Assets Fund Institutional (cost $56,760,825)*	56,760,825
Total investments in securities, at value (cost $423,967,210)	419,104,537
Cash	1,701,775
Foreign currency, at value (cost $334,753)	314,284
Receivable for investments sold	22,660,077
Interest receivable	7,404,630
Receivable for Fund shares sold	57,992
Foreign taxes recoverable	187,283
Premium on open swap contract	245,963
Net receivable on closed forward foreign currency exchange contracts	17,301
Unrealized appreciation on forward foreign currency exchange contracts	232,061
Other assets	31,708
Total assets	451,957,611
Liabilities
Payable for investments purchased	22,852,349
Payable upon return of securities loaned	56,760,825
Unrealized depreciation on credit default swap contract	251,257
Payable for Fund shares redeemed	586,599
Payable for daily variation margin on open futures contracts	128,615
Unrealized depreciation on forward foreign currency exchange contracts	454,308
Accrued management fee	178,914
Other accrued expenses and payables	409,266
Total liabilities	81,622,133
Net assets, at value	$ 370,335,478

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2005 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	10,395,582
Net unrealized appreciation (depreciation) on: Investments	(4,862,673)
Credit default swaps	(251,257)
Futures	(192,801)
Foreign currency related transactions	(71,522)
Accumulated net realized gain (loss)	(110,843,681)
Paid-in capital	476,161,830
Net assets, at value	$ 370,335,478
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($320,316,596 ÷ 68,257,378 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.69
Maximum offering price per share (100 ÷ 95.50 of $4.69)	$ 4.91

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,922,918 ÷ 6,165,132 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.69

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,447,382 ÷ 4,333,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.72
Class S Net Asset Value, offering and redemption price(a) per share ($648,582 ÷ 138,173 outstanding shares of beneficial interest)	$ 4.69

(a) Redemption price per shares held less than 30 days is equal to the net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends	$ 146,428
Interest	25,622,770
Interest — Scudder Cash Management QP Trust	366,978
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	179,872
Total Income	26,316,048
Expenses: Management fee	2,239,462
Services to shareholders	1,118,190
Custodian fees	85,770
Distribution service fees	1,326,820
Auditing	61,052
Legal	37,651
Trustees' fees and expenses	33,768
Reports to shareholders	74,728
Registration fees	72,756
Interest expense	5,260
Other	105,413
Total expenses, before expense reductions	5,160,870
Expense reductions	(76,077)
Total expenses, after expense reductions	5,084,793
Net investment income	21,231,255
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	$ 13,685,760
Credit default swaps	(311,173)
Futures	723,837
Written options	1,250,310
Foreign currency related transactions	(1,289,463)
14,059,271
Net unrealized appreciation (depreciation) during the period on: Investments	(18,210,453)
Credit default swaps	(251,257)
Futures	(459,580)
Written options	(171,117)
Foreign currency related transactions	1,253,996
(17,838,411)
Net gain (loss) on investment transactions	(3,779,140)
Net increase (decrease) in net assets resulting from operations	$ 17,452,115

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 21,231,255	$ 23,865,960
Net realized gain (loss) on investment transactions	14,059,271	553,295
Net unrealized appreciation (depreciation) during the period on investment transactions	(17,838,411)	20,922,050
Net increase (decrease) in net assets resulting from operations	17,452,115	45,341,305
Distributions to shareholders from: Net investment income: Class A	(19,631,121)	(21,182,999)
Class B	(1,783,899)	(3,091,322)
Class C	(1,042,921)	(1,131,402)
Class S	(18,459)	—
Fund share transactions: Proceeds from shares sold	55,839,175	67,182,472
Reinvestment of distributions	15,351,617	17,048,946
Cost of shares redeemed	(96,121,116)	(123,957,745)
Redemption fees	4,615	—
Net increase (decrease) in net assets from Fund share transactions	(24,925,709)	(39,726,327)
Increase (decrease) in net assets	(29,949,994)	(19,790,745)
Net assets at beginning of period	400,285,472	420,076,217
Net assets at end of period (including undistributed net investment income of $10,395,582 and $1,410,316, respectively)	$ 370,335,478	$ 400,285,472

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 4.76	$ 4.53	$ 4.08	$ 4.33	$ 4.57
Income (loss) from investment operations: Net investment income (loss)[b]	.26	.28	.27	.32	.39
Net realized and unrealized gain (loss) on investment transactions	(.05)	.25	.49	(.21)	(.20)
Total from investment operations	.21	.53	.76	.11	.19
Less distributions from: Net investment income	(.28)	(.30)	(.10)	(.25)	(.34)
Tax return of capital	—	—	(.21)	(.11)	(.09)
Total distributions	(.28)	(.30)	(.31)	(.36)	(.43)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 4.69	$ 4.76	$ 4.53	$ 4.08	$ 4.33
Total Return (%)[c]	4.48	12.01	19.05	2.38	4.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	320	334	329	300	322
Ratio of expenses before expense reductions (%)	1.16	1.05	1.12	1.12	1.21[d]
Ratio of expenses after expense reductions (%)	1.16	1.05	1.12	1.12	1.19[d]
Ratio of net investment income (loss) (%)	5.53	6.01	6.11	7.54	8.78
Portfolio turnover rate (%)	130	169	180	86	124

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.

* Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 4.76	$ 4.52	$ 4.08	$ 4.33	$ 4.57
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.24	.23	.29	.35
Net realized and unrealized gain (loss) on investment transactions	(.05)	.25	.48	(.21)	(.21)
Total from investment operations	.17	.49	.71	.08	.14
Less distributions from: Net investment income	(.24)	(.25)	(.08)	(.23)	(.30)
Tax return of capital	—	—	(.19)	(.10)	(.08)
Total distributions	(.24)	(.25)	(.27)	(.33)	(.38)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 4.69	$ 4.76	$ 4.52	$ 4.08	$ 4.33
Total Return (%)[c]	3.53[d]	11.03	18.08	1.77	3.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	46	71	82	100
Ratio of expenses before expense reductions (%)	2.22	1.94	1.94	1.94	2.22[e]
Ratio of expenses after expense reductions (%)	2.04	1.94	1.94	1.94	2.22[e]
Ratio of net investment income (loss) (%)	4.65	5.12	5.29	6.73	7.75
Portfolio turnover rate (%)	130	169	180	86	124

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

* Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 4.79	$ 4.56	$ 4.11	$ 4.36	$ 4.60
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.24	.24	.29	.37
Net realized and unrealized gain (loss) on investment transactions	(.05)	.25	.49	(.20)	(.21)
Total from investment operations	.17	.49	.73	.09	.16
Less distributions from: Net investment income	(.24)	(.26)	(.09)	(.23)	(.31)
Tax return of capital	—	—	(.19)	(.11)	(.09)
Total distributions	(.24)	(.26)	(.28)	(.34)	(.40)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 4.72	$ 4.79	$ 4.56	$ 4.11	$ 4.36
Total Return (%)[c]	3.58	11.08	18.20	2.00	3.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	20	15	16
Ratio of expenses before expense reductions (%)	2.04	1.90	1.79	1.76	1.87[d]
Ratio of expenses after expense reductions (%)	2.04	1.90	1.79	1.76	1.84[d]
Ratio of net investment income (loss) (%)	4.65	5.16	5.44	6.90	8.13
Portfolio turnover rate (%)	130	169	180	86	124

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

* Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.88
Income (loss) from investment operations: Net investment income (loss)[b]	.20
Net realized and unrealized gain (loss) on investment transactions	(.17)
Total from investment operations	.03
Less distributions from: Net investment income	(.22)
Redemption fees	.00***
Net asset value, end of period	$ 4.69
Total Return (%)	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	1.01*
Ratio of net investment income (loss) (%)	5.76*
Portfolio turnover rate (%)	130

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On February 1, 2005 the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Company may buy or sell credit default swap contracts to seek to increase the Company's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Company would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Company. In return, the Company would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Company would keep the stream of payments and would have no payment obligations. The Company may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Company would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Company in the event of a default. When the Company sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Company.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Company receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2005, the Fund utilized approximately $5,095,000 of prior year capital loss carryforward. At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $105,261,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($16,294,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), and October 31, 2012 ($1,247,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 10,205,502
Capital loss carryforwards	$ (105,261,000)
Net unrealized appreciation (depreciation) on investments	$ (9,384,474)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 22,476,400	$ 25,405,723

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $482,698,163 and $515,936,921, respectively. Purchases and sales of US Treasury securities aggregated $33,662,075 and $29,651,491, respectively.

For the year ended October 31, 2005, transactions for written options on currency were as follows:

	Contract Amounts	Premium ($)
Outstanding at beginning of period	930,773,500	296,926
Options written	—	—
Options closed	(930,773,500)	(296,926)
Options exercised	—	—
Options expired	—	—
Outstanding at end of period	—	—

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets. Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as the subadvisor with respect to the investment and reinvestment of the portion of the Fund's net assets invested in emerging market debt securities. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS.

Effective October 1, 2003 through January 31, 2006 (Class S commenced operations on February 1, 2005), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C and S shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Effective October 1, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class B at 0.933% (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustees counsel fees, extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 627,233	$ —	$ 97,744
Class B	176,556	68,602	24,899
Class C	61,138	—	9,080
Class S	773	—	166
	$ 865,700	$ 68,602	$ 131,889

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 275,038	$ 17,941
Class C	156,942	13,098
	$ 431,980	$ 31,039

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 756,081	$ 57,924.23%
Class B	88,406	5,533.24%
Class C	50,353	4,107.24%
	$ 894,840	$ 67,564

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $38,634.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $97,927 and $1,030, respectively. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,920, of which $6,800 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $5,350, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, the custodian fees were reduced by $2,125 for the Fund's custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. Forward Foreign Currency Commitments

As of October 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	110,440	MXN	1,209,071	11/10/2005	$ 1,499
EUR	106,306	USD	129,020	11/16/2005	1,506
EUR	1,126,364	USD	1,351,201	11/18/2005	71,356
EUR	204,057	USD	244,386	11/18/2005	403
EUR	1,260,000	EUR	1,524,065	12/7/2005	10,956
USD	630	EUR	519	1/12/2006	5
USD	13,268,384	SEK	104,041,380	1/27/2006	118,185
AUD	24,900,000	USD	18,550,500	1/27/2006	8,370
CAD	16,020,000	USD	13,618,859	1/27/2006	19,781
Total unrealized appreciation					$ 232,061
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
USD	541,597	MXN	5,849,899	11/10/2005	$ (22,745)
USD	7,630	EUR	6,232	11/18/2005	(154)
USD	59,280	EUR	48,181	11/18/2005	(1,482)
USD	372,913	MXN	4,091,000	12/9/2005	(4,253)
USD	52,698	EUR	43,875	1/12/2006	(97)
USD	9,634,810	CHF	12,400,000	1/27/2006	(62,949)
USD	22,312,308	EUR	18,572,000	1/27/2006	(54,265)
USD	13,547,000	GBP	7,750,000	1/27/2006	(161,744)
USD	20,759,598	JPY	2,734,690,400	1/27/2006	(146,619)
Total unrealized depreciation					$ (454,308)
Currency Abbreviations
AUD	Australia Dollar	EUR	Euro Currency	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	$ 9,378,014	$ 45,206,291	10,954,051	$ 50,935,228
Class B	881,126	4,247,055	2,283,959	10,540,041
Class C	1,162,988	5,632,376	1,219,779	5,707,203
Class S*	156,958	753,453	—	—
		$ 55,839,175		$ 67,182,472
Shares issued to shareholders in reinvestment of distributions
Class A	$ 2,809,875	$ 13,479,876	3,086,200	$ 14,253,270
Class B	231,903	1,113,390	432,069	1,993,261
Class C	154,228	744,362	172,733	802,415
Class S*	2,933	13,989	—	—
		$ 15,351,617		$ 17,048,946
Shares redeemed
Class A	$ (14,122,551)	$ (68,030,958)	(16,487,130)	$ (76,257,916)
Class B	(4,558,729)	(21,963,396)	(8,866,661)	(40,897,932)
Class C	(1,243,233)	(6,023,002)	(1,465,845)	(6,801,897)
Class S*	(21,718)	(103,760)	—	—
		$ (96,121,116)		$ (123,957,745)
Redemption fees		$ 4,615		$ —
Net increase (decrease)
Class A	$ (1,934,662)	$ (9,340,893)	(2,446,879)	$ (11,069,418)
Class B	(3,445,700)	(16,602,930)	(6,150,633)	(28,364,630)
Class C	73,983	354,432	(73,333)	(292,279)
Class S*	138,173	663,682	—	—
		$ (24,925,709)		$ (39,726,327)

* For the period February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, served as subadvisor to the Fund. The Board voted to permit the Fund's subadvisory agreement with DeAMIS to expire on September 30, 2005 in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Strategic Income Fund (the "Fund"), including the investment portfolio, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Strategic Income Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2005
Tax Information (Unaudited)

For corporate shareholders, 1% of the income dividends paid during the Fund's fiscal year ended October 31, 2005, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $138,308, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

The Board noted that, in the past, the Advisor delegated a portion of the Fund's assets, to be invested in foreign securities, for management by Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank's agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor's existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory. The Board also concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Fund previously managed by DeAMIS.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was above the median but below the fourth quartile of the peer group, and that the Fund's total expense ratio was below the median of the peer universe for Class A shares, above the median but below the fourth quartile of the peer universe for Class S shares and in the fourth quartile of the peer universe for Class B and C shares. The Board examined the total expense ratios for Class B and C shares less 12b-1 plan expenses and noted that the expense ratio less 12b-1 plan expenses for Class C shares was below the fourth quartile, but the expense ratio less 12b-1 plan expenses for Class B shares remained in the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through January 31, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that total expenses (less 12b-1 plan expenses) for Class B shares be capped at a level within the third quartile. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and the total expense ratio was above the median of the peer universe for Class B, C, and S shares, such management fee rate and total expense ratios (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading, and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4,7] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	81123J-100	81123J-209	81123J-308
Fund Number	010	210	310

For shareholders of Class S*

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KSTSX
Fund Number	391

* Scudder Strategic Income Fund Class S shares commenced operations on February 1, 2005.

Notes

Notes

xx

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Strategic Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER STRATEGIC INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $53,667             $0             $7,318             $0
--------------------------------------------------------------------------------
2004              $47,833             $0             $8,441             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed- upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $7,318           $70,570             $33,307         $111,195
--------------------------------------------------------------------------------
2004            $8,441              $0              $386,601         $395,042
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

                                       2

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    -------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006